Exhibit 10.8

The Spanish Group LLC 1 Park Plaza, Suite 600 Irvine, CA 92614 United States of America https://www.thespanishgroup.org

Certified Translation

Furnished on the 8th day of October 2025

I, Alexander Largaespada (), hereby certify that I translated the attached documents from Spanish into English or English into Spanish and that these translations are accurate and faithful translations of the original documents. Furthermore, I certify that I am proficient in translating both Spanish and English and that I hold the capacity to render and certify the validity of such translations. These documents have not been translated for a family member, friend, or business associate.

I, Salvador G. Ordorica, as a Quality Assurance Agent of The Spanish Group LLC, hereby attest that the aforementioned translator is a proficient Spanish-English translator. Accordingly, as an authorized representative of The Spanish Group, I certify that these documents have been proofread and that the attached documents are faithful and authentic translations of their originals.

Respectfully,

/s/ Salvador G. Ordorica
Salvador G. Ordorica
The Spanish Group LLC
(ATA #267262)

The Spanish Group LLC verifies the credentials and/or competency of its translators and the present certification, as well as any attached pages, serves to affirm that the document(s) enumerated above has/have been translated as accurately as possible from its/their original(s). The Spanish Group LLC does not attest that the original document(s) is/are accurate, legitimate, or has/have not been falsified. Through having accepted the terms and conditions set forth in order to contract The Spanish Group LLC’s services, and/or through presenting this certificate, the client releases, waives, discharges and relinquishes the right to present any legal claim(s) against The Spanish Group LLC. Consequently, The Spanish Group LLC cannot be held liable for any loss or damage suffered by the Client(s) or any other party either during, after, or arising from the use of The Spanish Group LLC’s services.

ACKNOWLEDGEMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California

County of ORANGE.

On, October 8th, 2025 before me,	ORLENA C. BOLDER Notary Public
(Insert name and title of the officer)

personally appeared Salvador G. Ordorica, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	(Notary Public Seal)

ASSIGNMENT AGREEMENT OF RIGHTS OF THE BONDING AGREEMENT

ASSIGNMENT AGREEMENT OF RIGHTS OF THE BONDING AGREEMENT EXECUTED BY LQR HOUSE INC, REPRESENTED BY SEAN DOLLINGER (HEREINAFTER “THE ASSIGNOR”) AND SWOL HOLDINGS, REPRESENTED BY ALEXANDRA HOFFMAN (HEREINAFTER “THE ASSIGNEE”), WITH THE PRESENCE OF LETICIA HERMOSILLO RAVELERO, ACCORDING WITH THE FOLLOWING RECITALS AND CLAUSES:

[Signature]	RECITALS:

	I.	The legal representatives of THE ASSIGNOR and THE ASSIGNEE jointly declare the following:

		a)	That both are companies incorporated in the United States of America.

		b)	That on July 11, 2023, THE ASSIGNOR entered into the Bonding Agreement with Mrs. Leticia Hermosillo Ravelero (in its capacity as “Tequila Producer”), whereby the Tequila Producer allows THE ASSIGNOR to use of the word “Tequila” in the trademark “SWOL,” registered under number 2141431, as well as applications numbers 3323599 and 3323600.

		c)	That through this contract, THE ASSIGNOR enters into an asset purchase agreement with THE ASSIGNEE, through which it assigns the rights of the Bonding Agreement previously described (hereinafter the “ASSIGNMENT”).

		d)	That in view of the foregoing the parties execute this ASSIGNMENT, with the presence of C. Leticia Hermosillo

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THE ASSIGNOR	THE ASSIGNEE

DocuSigned by:	Signed by:

/s/ Sean Dollinger	/s/ Alexandra Hoffman
[Signature]	[Signature]
781466B81994439…	2B106E998618407...

LETICIA HERMOSILLO RAVELERO

[Signature]

________________________________

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RATIFICATION OF THE ASSIGNMENT AGREEMENT OF RIGHTS OF THE BONDING AGREEMENT

RATIFICATION OF THE ASSIGNMENT AGREEMENT OF RIGHTS OF THE BONDING AGREEMENT EXECUTED BY LQR HOUSE INC, REPRESENTED BY SEAN DOLLINGER (HEREINAFTER “THE ASSIGNOR”) AND SWOL HOLDINGS, REPRESENTED BY ALEXANDRA HOFFMAN (HEREINAFTER “THE ASSIGNEE”), WITH THE PRESENCE OF LETICIA HERMOSILLO RAVELERO, ACCORDING WITH THE FOLLOWING RECITALS AND CLAUSES:

[Signature]	RECITALS:

	I.	The legal representatives of THE ASSIGNOR and THE ASSIGNEE jointly declare the following:

		a)	That both are companies incorporated in the United States of America.

		b)	That on July 11, 2023, THE ASSIGNOR entered into the Bonding Agreement with Mrs. Leticia Hermosillo Ravelero (in its capacity as “Tequila Producer”), whereby the Tequila Producer allows THE ASSIGNOR to use of the word “Tequila” in the trademark “SWOL,” registered” under number 2141431, as well as applications numbers 3323599 and 3323600.

		c)	That on 9/9/2025,THE ASSIGNOR executedwith THE ASSIGNEE an asset purchase agreement, whereby he assigned the rights of the Bonding Agreement previously described (hereinafter the “ASSIGNMENT”).

		d)	That in view of the foregoing the parties agreed to celebrate this ratification of the

1

THE ASSIGNOR	THE ASSIGNEE

DocuSigned by:	Signed by:

/s/ Sean Dollinger	/s/ Alexandra Hoffman
[Signature]	[Signature]
781466B81994439…	2B106E998618407...

LETICIA HERMOSILLO RAVELERO

[Signature]

________________________________

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